UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

(Exact name of registrant as specified in its charter)

Delaware	1-12804	86-0748362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

4646 E. Van Buren Street, Suite 400

Phoenix, Arizona 85008

(Address of principal executive offices) (Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on April 27, 2017, in Phoenix, Arizona. Stockholders of record at the close of business on February 27, 2017 were entitled to vote at the meeting on the basis of one vote for each share held.

At the annual meeting, the stockholders of the Company voted on the following proposals:

1.	To elect nine members of the Board of Directors to hold office for a one-year term. Each nominee for director was elected by a vote of the stockholders as follows:

	For	Against	Abstain	Broker Non- Votes	Percentage of Votes Cast For Director Nominee (1)
Michael L. Watts	39,065,097	189,695	72,108	2,851,358	99.3%
Erik Olsson	38,796,667	466,442	63,791	2,851,358	98.7%
Sara R. Dial	38,622,295	590,236	114,369	2,851,358	98.2%
Jeffrey S. Goble	38,960,104	244,010	122,786	2,851,358	99.1%
James J. Martell	38,988,333	224,139	114,428	2,851,358	99.1%
Stephen A McConnell	39,131,835	131,374	63,691	2,851,358	99.5%
Frederick G. McNamee, III	39,129,515	125,277	72,108	2,851,358	99.5%
Kimberly J. Mc Waters	34,436,611	4,767,503	122,786	2,851,358	87.6%
Lawrence Trachtenberg	38,783,204	480,064	63,632	2,851,358	98.6%

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2017. The proposal was approved by a vote of stockholders as follows:

For	42,059,893
Against	12,322
Abstain	106,043
Broker Non-Votes	—
Percentage of Votes Cast For Proposal	99.7%

3.	To vote on an advisory (non-binding) resolution to indicate support for the Company’s compensation philosophy, policies and practices and their implementation. The proposal was approved by a vote of stockholders as follows:

For	38,007,512
Against	1,184,364
Abstain	135,024
Broker Non-Votes	2,851,358
Percentage of Votes Cast For Proposal (1)	96.6%

4.	To vote on an advisory (non-binding) resolution on the frequency of future advisory votes on named executive officer compensation. The frequency of “One Year” received the highest percentage of votes cast. The results of the voting was as follows:

	Votes For	Percentage of Votes Cast (1)
One Year	31,078,470	79.0%
Two Years	21,620	0.1%
Three Years	8,098,578	20.6%
Abstain	128,232	0.3%
Broker Non-Votes	2,851,358

(1)	Excludes broker non-votes in calculation of percentage

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILE MINI, INC.

Dated: April 28, 2017	/s/ Christopher J. Miner
	Name:	Christopher J. Miner
	Title:	Senior Vice President and General Counsel